ASSET HELD FOR SALE	12 Months Ended
Aug. 31, 2018
Statement [Line Items]
ASSET HELD FOR SALE [Text Block]

6.        ASSET HELD FOR SALE

The Maseve Mine is located in the Western Bushveld region of South Africa. Costs for the Maseve Mine were capitalized and classified as development assets in Property, Plant and Equipment until August 31, 2017. On September 6, 2017 the Company announced it had entered into a term sheet (the “Term Sheet”) to sell the Maseve Mine to RBPlat. At August 31, 2017 the held for sale criteria were met and all capitalized costs were reclassified as an Asset Held for Sale and written down to $69.9 million, being the estimated net proceeds from the sale of the Maseve Mine.

On September 6, 2017 the Company entered into the Term Sheet to sell the Maseve Mine for approximately $74 million, payable as to $62 million in cash and $12 million in RBPlat common shares (the “Maseve Sale Transaction”). Definitive legal agreements for this sale were executed on November 23, 2017. The Maseve Sale Transaction occurred in two stages:

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In stage one RBPlat paid Maseve $58 million in cash to acquire the concentrator plant and certain surface assets of the Maseve Mine, including an appropriate allocation for power and water (the "Plant Sale Transaction"). Payment was received April 6, 2018 with $3.5 million used to settle outstanding contractor claims, $47.0 million used to settle the Sprott Facility (see note 8) and the remaining $7.5 million applied to amounts owed to Liberty (see note 8).

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In stage two RBPlat paid PTM RSA $7 million in RBPlat common shares, as valued on September 6, 2017, plus the refund of Maseve’s environmental bond, valued at approximately $4 million on September 6, 2017, to acquire PTM RSA's remaining loans due from Maseve. RBPlat also paid PTM RSA and Africa Wide Mineral Prospecting and Exploration (Pty) Ltd. (a wholly owned subsidiary of Wesizwe Platinum Ltd), in proportion to their respective equity interests in Maseve, a further $5 million in RBPlat common shares, as valued on September 6, 2017, to acquire 100% of the equity in Maseve. Stage two was completed on April 26, 2018 with the release of 4.87 million RBPlat common shares from escrow, worth approximately $9.1 million at that time. The required cash payment was made on May 29, 2018, funded by the release of Maseve’s Rand 58 million environmental bond, valued at $4.57 million on May 29, 2018. The resulting difference in aggregate value from September 6, 2017 to completion is recorded as a loss on the disposal of the asset held for sale. The Company’s 4.52 million RBPlat common shares received for stage two were all held in a broker account at August 31, 2018, pending future disposition and payment of proceeds to LMM. The Company expects to dispose of these shares within a year and therefore this financial asset has been classified as “held for trading” and the fair value loss of $105 that was incurred on the value of those shares between April 26, 2018 and year end was recorded in the loss for the year. The value of the marketable securities at year end was $7.1 million.

The value and movement of the asset held for sale as follows:

Purchase Price	$74,000
Less: fees directly attributable to sale	(4,111)
Maseve asset held for sale at August 31, 2017	$69,889
Fees paid in fiscal 2018	1,000
Proceeds from Sale	(71,695)
Loss on partial disposal of the asset held for sale	(2,305)
Surface rights remaining for sale	285
Remaining liability (see note 8)	2,826
Remaining asset held for sale August 31, 2018	$-

The remaining liability of $2.8 million is contingent on the full repayment of the outstanding Sprott and Liberty loan balances. Accordingly, the remaining liability is transferred to loan payable.